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                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                      SUPPLEMENT DATED DECEMBER 19, 2005
                      TO THE PROSPECTUS DATED MAY 1, 2002

This supplement updates information contained in the prospectus dated May 1, 2002 (as supplemented) for the First MetLife Investors Class VA variable annuity contracts issued by First MetLife Investors Insurance Company ("we," "us," or "our"). This supplement adds a new investment portfolio to your contract. The Legg Mason Value Equity Portfolio is expected to be available on or about December 19, 2005. This supplement also notifies you that the address of the distributor, MetLife Investors Distribution Company, has changed to 5 Park Plaza, Suite 1900, Irvine, CA 92614. Please use this address when writing to us to request a prospectus or Statement of Additional Information (SAI).

This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

1.  FEE TABLES AND EXAMPLES

The Fee Tables and Examples contained in the prospectus for the contracts describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The following information supplements information about the Met Investors Series Trust (the "Trust") in the "Investment Portfolio Expenses" table in the prospectus.

                                                         TOTAL   CONTRACTUAL  NET TOTAL
                                                        ANNUAL     EXPENSE     ANNUAL
                      MANAGEMENT    12B-1/     OTHER   PORTFOLIO SUBSIDY OR   PORTFOLIO
                         FEES    SERVICE FEES EXPENSES EXPENSES   DEFERRAL   EXPENSES(1)
----------------------------------------------------------------------------------------
Legg Mason Value
  Equity Portfolio(2)    0.70%       0.25%      0.45%    1.40%      0.35%       1.05%

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(1)Met Investors Advisory LLC (the "Manager") and the Trust have entered into an Expense Limitation Agreement under which Net Total Annual Portfolio Expenses for the shares of the portfolio will not exceed 1.05% at any time prior to April 30, 2007. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Board of Trustees of Met Investors Series Trust, be repaid to the Manager.

(2)The Legg Mason Value Equity Portfolio is expected to be available on or about December 19, 2005. Portfolio expenses are estimated for the year ended December 31, 2005.

2.  INVESTMENT OPTIONS

Add the following under "Met Investors Series Trust (Class A or Class B (as noted))":

Legg Mason Value Equity Portfolio (Class B)*

*The Legg Mason Value Equity Portfolio is expected to be available on or about December 19, 2005.

                                      1                         SUPP-NYOLDVA-LM

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3.  APPENDIX B: PARTICIPATING INVESTMENT PORTFOLIOS

The following information supplements the information under "Met Investors Series Trust (Class A or Class B (as noted))" in Appendix B -- Part 1 of the prospectus. For additional information, you should refer to the prospectus for the portfolio.

   LEGG MASON VALUE EQUITY PORTFOLIO (CLASS B)*

   SUBADVISER:  Legg Mason Capital Management, Inc.

   INVESTMENT OBJECTIVE: The Legg Mason Value Equity Portfolio seeks long-term growth of capital.

*The Legg Mason Value Equity Portfolio is expected to be available on or about December 19, 2005.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

First MetLife Investors Insurance Company
200 Park Avenue
New York, NY 10166

MetLife Investors Distribution Company                 Telephone: 800-989-3752
5 Park Plaza, Suite 1900
Irvine, CA 92614

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